SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 15, 2019
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission File Number)	(I.R.S. Employer Identification No.)

2126 Inyo Street, Fresno, California	93721
(Address of principal executive offices)	(Zip Code)

559-248-4943
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 15, 2019 United Security Bancshares (the "Company") held its annual meeting of shareholders. A total of 14,038,325 shares were represented and voting at the meeting, constituting 82.83% of the 16,949,122 issued and outstanding shares entitled to vote at the meeting. At the annual meeting, the Company's shareholders (i) elected all 10 nominees to the Company's Board of Directors, (ii) ratified the selection of Moss Adams LLP as the Company's independent registered public accounting firm for 2019, (iii) approved the compensation of the Company's Named Executive Officers on an advisory (non-binding) basis, and (iv) voted, on an advisory (non-binding) basis, on the frequency of the non-binding advisory vote concerning the compensation of the Company's Named Executive Officers. The following are the voting results of each matter submitted to the Company's shareholders at the annual meeting:

1.	Election of the following 10 nominees to the Company's Board of Directors for a term of one year:

Nominee	For	Against	Abstain	Broker Non-Votes
Stanley J. Cavalla	8,899,198	200,700	—	4,938,427
Tom Ellithorpe	9,037,283	62,615	—	4,938,427
Benjamin Mackovak	8,900,061	199,837	—	4,938,427
Nabeel Mahmood	9,056,710	43,188	—	4,938,427
Robert M. Mochizuki	8,894,935	204,963	—	4,938,427
Kenneth D. Newby	8,915,302	184,596	—	4,938,427
Susan Quigley	8,907,054	192,844	—	4,938,427
Brian Tkacz	8,900,631	199,267	—	4,938,427
Dennis R. Woods	9,071,399	28,499	—	4,938,427
Michael T. Woolf	9,047,605	52,293	—	4,938,427
2. Ratification of Moss Adams LLP as the Company's independent registered public accounting firm for 2019:

For	Against	Abstain	Non-Votes
13,785,518	48,847	203,960	—
3. Non-binding advisory vote to approve the compensation of the Company's Named Executive Officers:

For	Against	Abstain	Non-Votes
8,807,764	198,629	93,505	4,938,427
4. Non-binding advisory vote concerning the frequency of the non-binding advisory vote to approve the compensation of the Company's Named Executive Officers:

Three Years	Two Years	One Year	Abstain	Non-Votes
6,133,153	150,567	2,752,402	63,776	4,938,427

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED SECURITY BANCSHARES

Date:	May 16, 2019	By: /s/ Bhavneet Gill
Bhavneet Gill
Senior Vice President & Chief Financial Officer